May 18, 2023

Dreyfus Treasury Securities Cash Management

CitizensSelect Funds

̶ Dreyfus Institutional Preferred Treasury Securities Money Market Fund

Supplement to Current Summary Prospectus and Prospectus

Effective on or about September 1, 2023 (the "Effective Date"), the following information supersedes and replaces any contrary information in the sections "Portfolio Management" in the fund's summary prospectus and "Fund Summary – Portfolio Management" in the fund's prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). BNYM Investment Adviser has engaged its affiliate, Dreyfus, a division of Mellon Investments Corporation, to serve as the fund's sub-investment adviser.

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Effective as of the Effective Date, the following information supplements and replaces any contrary information in the section "Fund Details – Management" in the fund's prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). BNYM Investment Adviser has engaged its affiliate, Dreyfus, to serve as the fund's sub-investment adviser. Dreyfus is a division of Mellon Investments Corporation, a registered investment adviser and an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, with its principal office located at One Boston Place, 15th Floor, Boston, MA 02108. As of March 31, 2023, Mellon Investments Corporation had approximately $788 billion of assets under management, which includes approximately $473 billion in assets managed by investment personnel of Mellon Investments Corporation acting in their capacity as officers of affiliated entities (including BNYM Investment Adviser). Dreyfus, subject to BNYM Investment Adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund's assets. A discussion regarding the basis for the board's approving the sub-investment advisory agreement between BNYM Investment Adviser and Dreyfus will be available in the fund's semi-annual report.

0761-0462-STK-0523